Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Fund at a Glance as of December 31, 2001

“Our objective in managing the fund is to generate good,
competitive returns with less risk than competitive funds.”

Portfolio Management

Gilman C. Gunn
Tenure: August 1998

PERFORMANCE & RETURNS1

Portfolio Inception Date:	8/17/1998

Average Annual Returns

1 year	-18.18%

Since Portfolio Inception	0.24%

12-month income dividends per share	$0.07

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA International Growth Fund1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to higher risk of failure.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA International Growth Fund had a total return of -18.18% for the twelve-month period ended December 31, 2001. In contrast, the Morgan Stanley Capital International EAFE Index, a benchmark for investing in foreign markets, returned -22.61%, while the average return of variable annuity, international stock portfolios was -21.48%, according to Lipper, Inc., an independent monitor of mutual fund performance. Portfolio

Characteristics
(as of 12/31/2001)

Total Net Assets	$26,867,925

Number of Holdings	220

P/E Ratio	27.9x

What were the primary factors influencing performance during the year?

The year 2001 provided a major challenge for stock investors throughout the world. An economic slowdown that began in the technology industry in the United States eventually spread to markets around the world. The so-called “TMT” stocks -- technology, media and telecommunications -- were the hardest hit in the general market downturn after being the performance leaders during the previous decade. For the full year, they tended to post the greatest price losses even after rebounding somewhat in the final three months of 2001.

Throughout the year, the world’s major stock markets were extremely volatile. The volatility was intensified by the increased presence of hedge fund investors who can “short” stocks in hopes that they will decline in price. In the face of this volatility, we kept the fund’s portfolio relatively cautiously positioned.

What were your principal strategies?

We focused on defensive industries. We emphasized sectors that featured companies with stable, reliable earnings that were not overly dependent on the economic cycle. These included defensive sectors such as financials, healthcare and consumer staples companies in the food, tobacco and beverage industries. Conversely, we de-emphasized highly cyclical sectors, including the technology, consumer discretionary and telecommunications sectors, that depend on economic expansions to generate earnings growth. During the final two months of the year, as prospects for an economic recovery started increasing, we increased our weighting in tech-nology, consumer discretionary and telecom-munications stocks as the sectors staged a rally.

Regionally, our greatest emphasis was on European stocks. We invested almost 60% of net assets in Europe. At the same time, we underweighted Japan, which continues to face severe economic problems even after a decade-long economic slump. Our holdings in Japan tended to be in very defensive sectors.

Relative to our benchmarks, we overweighted Canada, where we found a number of companies with solid, predictable earnings, and Korea, which was home to many excellent companies with reasonable stock valuations. Late in the year we also increased our investments in emerging markets to take advantage of attractive stock prices and the positive, ripple effects of the low short-term interest rates in the United States.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Financials	25.5%

Consumer Staples	16.6%

Consumer Discretionary	15.5%

Healthcare	9.5%

Industrials	7.4%

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Portfolio Manager Interview

What were some of the fund’s representative investments?

British American Tobacco, (BAT) the world’s second largest tobacco company, was a major holding in a defensive sector theme and illustrated our emphasis on consumer staples. BAT was selling at a reasonable price/earnings ratio with a generous dividend yield and is expected to generate sustainable annual growth rates of 8% to 10% during the next several years. It was a positive contributor to performance, as was another tobacco company, Austria Tabakwerke. The Austrian government, which was majority shareholder of this company, sold out its position. In Austria, minority shareholders, such as the fund, must be bought out on the same terms as the Austrian government.

In the United Kingdom, we invested in Electronics Boutique, an example of the smaller, faster-growing companies that we look for. The company is a retailer of game software both in its own stores and in departments managed by Electronics Boutique in major department stores throughout the UK.

In Asia, we invested in Samsung Electronics, a global leader in electronics, from consumer products to DRAM chips. We were able to invest in this company at a very attractive stock price.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Mitsui Marine & Fire Insurance Co., Ltd.	2.4%

Nestle SA	2.2%

British American Tobacco Plc	1.9%

Nintendo Co., Ltd.	1.9%

Brascan Corp.	1.9%

Sappi, Ltd.	1.7%

Altadis SA	1.6%

Swedish Match Co. AB	1.6%

Cadbury Schweppes	1.4%

Fresenius Medical Care AG	1.4%

What is your investment outlook?

Growth stocks, which were laggard performers for most of 2001, began to show improved performance in the final months of the year, helped by declining interest rates, lower energy prices and the rising expectation that the world economy would start to rebound. We already have begun migrating the portfolio to increase our weightings in quality growth stocks and we expect to continue to do so. We will continue to be cautious. Our objective in managing the fund is to generate good, competitive returns with less risk than competitive funds.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000 #	1999 #	1998 (a) #

Net asset value, beginning of period	$11.52	$12.72	$9.39	$10.00

Income from investment operations

Net investment income	0.05	0.10	0.09	0.03

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(2.14)	(0.74)	3.48	(0.64)

Total from investment operations	(2.09)	(0.64)	3.57	(0.61)

Distributions to shareholders from

Net investment income	(0.07)	(0.06)	(0.14)	0

Net realized gains	0	(0.50)	(0.10)	0

Total distributions to shareholders	(0.07)	(0.56)	(0.24)	0

Net asset value, end of period	$9.36	$11.52	$12.72	$9.39

Total return*	(18.18%)	(5.06%)	38.22%	(6.10%)

Ratios and supplemental data

Net assets, end of period (thousands)	$26,868	$8,764	$3,782	$1,425

Ratios to average net assets
Expenses‡	1.01%	1.02%	1.03%	1.02%†

Net investment income	0.82%	1.14%	0.87%	1.05%†

Portfolio turnover rate	187%	127%	144%	0.59%

(a) For the period from August 17, 1998 (commencement of operations) to December 31, 1998.

* Total return does not reflect charges attributable to your insurance company’s separate account.

† Annualized.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

# Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - 98.8%
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 1.6%
Autoliv, Inc.	Sweden	14,793	$297,190
BBA Group Plc	United Kingdom	14,091	57,974
Pirelli SpA *	Italy	41,802	73,304
428,468
Automobiles - 2.1%
Honda Motor Co., Ltd.	Japan	4,000	159,683
Hyundai Motor Co., Ltd.	South Korea	3,220	24,190
Peugoet SA	France	1,800	76,508
Ti Automotive *	United Kingdom	7,240	0
Toyota Motor Corp.	Japan	11,500	291,428
551,809
Distributors - 0.1%
Mitsubishi Corp.	Japan	5,000	32,478
Hotels, Restaurants & Leisure - 0.7%
Cafe De Coral Holdings, Ltd.	Hong Kong	60,000	34,625
NH Hoteles SA *	Spain	15,310	152,227
186,852
Household Durables - 2.0%
Electrolux AB	Sweden	8,900	133,249
Sony Corp.	Japan	8,900	403,131
536,380
Leisure Equipment & Products - 2.0%
Fuji Photo Film Co.	Japan	1,000	35,722
Nintendo Co., Ltd.	Japan	2,900	508,015
543,737
Media - 2.5%
Daily Mail & General Trust, Class A	United Kingdom	6,660	62,741
Edipresse SA	Switzerland	100	34,948
Grupo Prisa SA *	Spain	16,207	151,480
Kensington Group *	United Kingdom	11,979	40,055
Pearson Publishing Plc	United Kingdom	16,100	185,143
Rank Group	United Kingdom	17,450	58,348
Shaw Brothers, Ltd. - Hong Kong Exchange	Hong Kong	19,000	17,543
Springer Axel Verl	Germany	160	8,261
Telegraaf Holdings NV	Netherlands	4,572	69,552
Torstar Corp.	Canada	4,131	57,595
685,666
Multi-line Retail - 3.0%
Hyundai Department Store Co., Ltd.	South Korea	2,570	56,173
Karstadt AG	Germany	8,200	324,086
New Clicks Holdings, Ltd.	South Africa	64,333	34,272
Next Plc	United Kingdom	2,500	32,529
Publicis Groupe SA	France	8,310	220,065
Selfridges Plc	United Kingdom	15,500	72,099
Shinsegae Department Store	South Korea	560	59,488
798,712

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.3%
Castorama Dubois	France	2,420	$124,619
DFS Furniture Co. Plc	United Kingdom	3,900	25,392
Electronics Boutique Plc	United Kingdom	106,765	212,644
362,655
Textiles & Apparel - 0.2%
Adidas AG	Germany	600	45,024
CONSUMER STAPLES - 16.3%
Beverages - 2.3%
Al-Ahram Beverage Co. SAE, GDR*	Egypt	5,072	38,436
Chosun Brewery Co.	South Africa	5,610	230,660
Diageo Plc	United Kingdom	8,300	94,722
Heineken Holding NV	Netherlands	7,200	205,091
Remy Cointreau SA	France	2,672	59,153
628,062
Food & Drug Retailing - 1.2%
Casino Guichard-Perrachon SA	France	2,030	156,577
Safeway Plc	United Kingdom	17,000	79,087
Sobeys, Inc.	Canada	4,141	81,660
317,324
Food Products - 6.3%
Ajinomoto Co., Inc.	Japan	5,000	48,851
Cadbury Schweppes	United Kingdom	59,570	379,320
Cheil Jedang Corp.	South Korea	1,860	70,363
Groupe Danone	France	724	88,292
Lindt & Spruengli, Ltd.	Switzerland	400	224,150
Nestle SA	Switzerland	2,830	603,652
Northern Foods Plc	United Kingdom	38,900	91,050
Souza Cruz CIA SA	Brazil	30,000	184,376
1,690,054
Household Products - 0.2%
Kao Corp.	Japan	2,000	41,600
Personal Products - 0.6%
Pacific Corp.	South Korea	1,500	151,318
Tobacco - 5.7%
Altadis SA	Spain	25,200	428,447
British America Tobacco Plc	United Kingdom	61,075	517,206
Eastern Tobacco Co.	Egypt	6,700	59,648
PT Hanjaya Mandala Sampoerna Terbuka	Indonesia	160,000	49,231
Rothmans, Inc.	Canada	3,600	67,487
Swedish Match Co. AB	Sweden	79,758	423,474
1,545,493
ENERGY - 6.6%
Energy Equipment & Services - 0.6%
IHC Caland NV	Netherlands	3,360	157,022

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 6.0%
BP Amoco Plc	United Kingdom	21,661	$168,161
BP Amoco Plc, ADR	United Kingdom	6,200	288,362
Eni SpA *	Italy	6,846	85,803
Petro-Canada	Canada	3,836	94,702
Royal Dutch Petroleum Co.	Netherlands	6,900	340,356
TonenGeneral Sekiyu KK	Japan	9,000	58,049
TotalFinaElf SA	United States	3,800	266,912
TotalFinaElf SA, Class B	France	2,200	314,116
1,616,461
FINANCIALS - 25.5%
Banks - 7.9%
Abbey National Bank Plc	United Kingdom	1,919	27,340
Anglo Irish Bank Corp. Plc	Ireland	11,490	44,491
Banco Itau SA	Brazil	1,427,200	108,709
Banque Nationale de Paris	France	1,013	90,623
Barclays Bank Plc	United Kingdom	3,048	100,809
Dah Sing Financial Group	Hong Kong	10,031	47,468
Danske Bank	Denmark	11,350	182,105
DBS Group Holdings, Ltd.	Singapore	42,144	314,967
Dexia	Belgium	410	5,894
Grupo Financiero Bancomer SA, Ser. O *	Mexico	32,800	29,913
Kookmin Bank	South Korea	2,385	90,770
Kookmin Bank, ADR *	United States	1,590	61,851
Lloyds TSB Group Plc	United Kingdom	22,800	247,274
Royal Bank of Scotland Plc	United Kingdom	2,800	68,061
Standard Chartered Plc	United Kingdom	9,700	115,635
UBS AG *	Switzerland	3,000	151,482
United Overseas Bank	Singapore	27,608	189,885
Verwalt & Private Bank	Switzerland	60	8,858
Wing Hang Bank, Ltd.	Hong Kong	74,800	239,813
2,125,948
Diversified Financials - 8.8%
Aeon Credit Service Co., Ltd.	Hong Kong	148,400	52,336
Aiful Corp.	Japan	2,450	158,583
Brascan Corp.	Canada	27,831	502,506
Close Brothers Group Plc	United Kingdom	11,404	133,462
DCC Plc	Ireland	11,284	121,036
Fortis	Belgium	12,681	329,045
Garban Plc	United Kingdom	1,316	16,645
Groupe Bruxelles Lambert SA	Belgium	2,035	106,966
HSBC Holdings Plc - Hong Kong Exchange	United Kingdom	6,475	75,872
HSBC Holdings Plc - London Exchange *	United Kingdom	12,125	141,888
Ing Groep NV	Netherlands	2,016	51,396
Irish Permanent Plc *	Ireland	11,339	115,065
IVG Holding AG	Germany	5,750	55,790
Lonrho Plc	United Kingdom	7,000	106,854
Pargesa Holding AG	Switzerland	100	197,638
Shinhan Financial Group Co., Ltd., GDR 144A*	United States	2,000	52,750
Takefuji Corp.	Japan	2,100	151,958
2,369,790

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 6.3%
Aegon NV	Netherlands	5,300	$143,421
Assicurazioni Generali SpA *	Italy	562	15,608
Britannic Assurance Plc	United Kingdom	6,050	64,845
Chubb Corp.	United Kingdom	4,425	11,065
Industrial Alliance Life Insurance Co.	Canada	5,507	161,340
Kingsway Financial Services, Inc. *	Canada	10,101	126,567
Manulife Financial Corp.	Canada	4,763	124,437
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	135,000	633,730
Munchener Ruckvers	Germany	375	101,794
Nippon Fire & Marine Insurance Co.	Japan	11,000	41,814
Prudential Corp. Plc	United Kingdom	4,242	49,089
Riunone Adriatica di Sicurta SpA *	Italy	3,125	36,802
Royal & Sun Alliance Insurance Group Plc	United Kingdom	29,192	167,529
1,678,041
Real Estate - 2.5%
Amoy Properties, Ltd.	Hong Kong	50,000	51,938
British Land Co. Plc	United Kingdom	19,871	134,909
Brookfield Properties Corp.	Canada	15,792	274,919
Cheung Kong Holdings, Ltd.	Hong Kong	11,000	114,264
Land Securities Plc	United Kingdom	5,600	63,787
WCM Beteiligungs & Grundbesitz AG *	Germany	3,233	35,110
674,927
HEALTH CARE - 9.5%
Health Care Equipment & Supplies - 1.6%
Fresenius Medical Care AG	Germany	7,900	364,549
Smith & Nephew Plc	United Kingdom	12,272	74,040
438,589
Health Care Providers & Services - 0.1%
Cochlear, Ltd.	Australia	1,548	36,052
Pharmaceuticals - 7.8%
Alliance Unichem Plc	United Kingdom	15,069	113,690
Aventis SA, Class A	France	3,498	248,321
Banyu Pharmaceutical Co., Ltd.	Japan	6,000	89,306
Chugai Pharmaceutical Co., Ltd.	Japan	13,000	150,729
Eisai Co.	Japan	4,000	99,534
GlaxoSmithKline Plc	United Kingdom	3,249	81,384
Merck KGaA	Germany	4,928	182,003
Novartis AG	Switzerland	5,800	209,689
Pharmacia Corp.	United States	5,158	225,012
Roche Holdings AG	Switzerland	1,000	71,403
Sankyo Co.	Japan	12,000	205,633
Schering AG	Germany	5,449	289,085
Teva Pharmaceutical Industries, Ltd.	Israel	600	36,978
Yamanouchi Pharmaceutical Co., Ltd.	Japan	3,000	79,231
2,081,998

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - 7.4%
Aerospace & Defense - 0.8%
Bombardier, Inc., Class B	Canada	13,000	$134,711
British Aerospace Plc	United Kingdom	9,500	42,745
Meggitt Plc	United Kingdom	14,122	39,829
217,285
Air Freight & Couriers - 0.6%
TNT Post Group NV	Netherlands	8,032	173,737
Building Products - 0.2%
Pilkington Plc	United Kingdom	27,150	44,207
Commercial Services & Supplies - 1.7%
Atos SA *	France	900	58,924
International Service System *	Denmark	1,400	68,895
ITG Group Plc *	Ireland	7,755	25,887
Moore Corp., Ltd. *	Canada	4,972	47,775
Secom Co., Ltd.	Japan	1,000	50,225
Securicor Plc	United Kingdom	20,115	34,361
Toppan Printing Co., Ltd.	Japan	1,000	9,228
Wolters Kluwer NV	Netherlands	6,900	157,236
452,531
Construction & Engineering - 0.8%
Balfour Beatty Plc	United Kingdom	20,080	50,503
Bellway Plc	United Kingdom	4,800	30,934
Saipem SpA *	Italy	28,000	137,083
218,520
Industrial Conglomerates - 2.0%
Compagnie de Saint Gobain	France	1,319	199,011
Johnson Electric Holdings, Ltd.	Bermuda	4,000	4,207
Lattice Group Plc	United Kingdom	55,168	125,117
Li & Fung, Ltd.	Hong Kong	66,000	74,060
Siemens AG	Germany	2,000	132,365
534,760
Machinery - 0.7%
Ashtead Group Plc	United Kingdom	21,700	24,607
Babcock International Group	United Kingdom	16,000	22,796
Bodycote International	United Kingdom	17,000	53,878
Kubota Corp.	Japan	14,000	36,760
Sumitomo Rubber Industries, Ltd.	Japan	11,000	40,974
179,015
Marine - 0.1%
Associated British Ports Holdings Plc	United Kingdom	5,005	30,560
Road & Rail - 0.4%
Arriva Plc	United Kingdom	14,500	70,882
National Express Group	United Kingdom	5,120	42,055
112,937
Transportation Infrastructure - 0.1%
Hong Kong Aircraft	Hong Kong	20,000	30,586

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 1.2%
Nokia Corp., ADR	Finland	2,700	$66,231
Nokia Oyj	Finland	9,499	244,872
311,103
Computers & Peripherals - 0.1%
Hon Hai Precision Industry Co., Ltd., GDR	Taiwan	1,560	15,990
Electronic Equipment & Instruments - 0.1%
Laird Group Plc	United Kingdom	11,000	25,507
Sunplus Technology Co., Ltd *	United States	1,341	8,314
33,821
Semiconductor Equipment & Products - 1.0%
Samsung Electronics Co., Ltd.	South Korea	360	76,760
Samsung Electronics, Ltd., GDR 144A	South Korea	4,005	184,995
ST Microelectronics	France	591	18,965
280,720
Software - 1.3%
Misys Plc	United Kingdom	21,951	103,715
Sage Group Plc *	United Kingdom	34,000	112,946
SAP AG	Germany	1,000	130,229
346,890
MATERIALS - 6.6%
Chemicals - 0.9%
Akzo Nobel NV	Netherlands	4,017	179,323
Syngenta AG *	Switzerland	1,244	64,464
243,787
Construction Materials - 2.0%
Aggregate Indiana Plc	United Kingdom	60,000	76,979
Compagnie Generale des Etablissements Michelin, Class B	France	4,100	135,218
Holcim, Ltd.	Switzerland	280	60,400
Lafarge SA	France	2,717	253,705
526,302
Metals & Mining - 0.9%
Companhia Vale do Rio Doce, ADR	Brazil	10,300	243,183
Paper & Forest Products - 2.8%
Oji Paper Co., Ltd.	Japan	10,000	39,768
Rexam Plc	United Kingdom	16,000	87,170
Sappi, Ltd.	South Africa	44,461	444,795
Timberwest Forest Corp.	Canada	9,338	76,238
UPM-Kymmene Oyj	Finland	3,415	113,235
761,206

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.7%
BT Group	United Kingdom	32,951	$121,198
China Unicom, Ltd., ADR *	Hong Kong	6,300	70,371
Deutsche Telekom	Germany	1,196	20,547
France Telecom SA	France	5,193	207,553
TDC A/S	Denmark	2,200	78,366
Tele Norte Leste Participacoes SA, ADR	Brazil	9,900	154,737
Telecom Italia SpA *	Italy	37,977	202,831
Telefonica SA *	Spain	9,300	124,424
980,027
Wireless Telecommunications Services - 0.5%
Telesp Celular Participacoes SA, ADR	Brazil	1,500	13,890
Vodafone Airtouch Plc	United Kingdom	49,900	130,399
144,289
UTILITIES - 3.5%
Electric Utilities - 3.0%
Innogy Holdings Plc	United Kingdom	27,970	78,073
Korea Electric Power Corp., ADR *	South Korea	4,500	41,175
National Power Plc *	United Kingdom	21,000	61,823
Scot & Southern Energy Plc	United Kingdom	7,000	62,077
Suez SA	France	6,400	193,697
Tokyo Electric Power Co., Inc.	Japan	6,600	140,554
United Utilities Plc	United Kingdom	23,226	207,829
Viridian Group Plc	United Kingdom	3,000	21,196
806,424
Gas Utilities - 0.2%
Gas Natural SDG, SA	Spain	2,870	47,773
Water Utilities - 0.3%
Kelda Group Plc	United Kingdom	15,770	81,389
Total Common Stocks			26,541,502
PREFERRED STOCKS - 0.3%
CONSUMER STAPLES - 0.3%
Beverages - 0.2%
Companhia de Bebidas das Americas, ADR	Brazil	366,673	75,540
Food Products - 0.1%
Perdigao SA	Brazil	3,400	22,073
Total Preferred Stocks			97,613
Total Investments - (cost $27,235,893) - 99.1%			26,639,115
Other Assets and Liabilities - 0.9%			228,810
Net Assets - 100.0%			$26,867,925

144A	Security that may be sold to qualified buyers under Rule 144A of the Securities Act of 1933, as amended This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.

Summary of Abbreviations

ADR	American Depository Receipt

GDR	Global Depository Receipt

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)
December 31, 2001

At December 31, 2001, the Fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

United Kingdom	$5,941,786	22.2%
Japan	3,231,874	12.1%
France	2,445,346	9.2%
Canada	1,749,936	6.6%
Germany	1,688,844	6.3%
Switzerland	1,626,684	6.1%
Netherlands	1,202,623	4.5%
United States	1,164,461	4.4%
Spain	904,351	3.4%
Sweden	853,913	3.2%
Brazil	802,509	3.0%
South Korea	755,232	2.8%
Hong Kong	733,005	2.8%
South Africa	709,727	2.7%
Italy	551,431	2.1%
Singapore	504,851	1.9%
Belgium	441,905	1.7%
Finland	424,338	1.6%
Denmark	329,365	1.2%
Ireland	306,479	1.2%
Egypt	98,084	0.4%
Indonesia	49,231	0.2%
Israel	36,978	0.1%
Australia	36,052	0.1%
Mexico	29,913	0.1%
Taiwan	15,990	0.1%
Bermuda	4,207	0.0%
	$26,639,115	100.0%

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$27,235,893
Net unrealized losses on securities	(596,778)

Market value of securities	26,639,115
Cash	195,004
Foreign currency, at value (cost $5,097)	4,808
Receivable for Fund shares sold	579
Dividends and interest receivable	59,451
Receivable from investment advisor	10,003

Total assets	26,908,960

Liabilities
Payable for Fund shares redeemed	711
Due to other related parties	146
Accrued expenses and other liabilities	40,178

Total liabilities	41,035

Net assets	$26,867,925

Net assets represented by
Paid-in capital	$34,228,943
Overdistributed net investment income	(17,642)
Accumulated net realized losses on securities and foreign currency related transactions	(6,746,237)
Net unrealized losses on securities and foreign currency related transactions	(597,139)

Total net assets	$26,867,925

Shares outstanding	2,870,246

Net asset value per share	$9.36

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign withholding taxes of $28,764)	$271,665
Interest	22,740

Total investment income	294,405

Expenses
Advisory fee	107,035
Administrative services fees	16,217
Transfer agent fee	734
Trustees’ fees and expenses	266
Printing and postage expenses	22,791
Custodian fee	93,141
Professional fees	22,877
Other	1,311

Total expenses	264,372
Less: Expense reductions	(969)
Fee waivers	(101,162)

Net expenses	162,241

Net investment income	132,164

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions
Net realized losses on:
Securities	(4,742,320)
Futures contracts	(1,321)
Foreign currency related transactions	(69,248)

Net realized losses on securities, futures contracts and foreign currency related transactions	(4,812,889)

Net change in unrealized gains or losses on securities and foreign currency related transactions	1,405,676

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(3,407,213)

Net decrease in net assets resulting from operations	$(3,275,049)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$132,164	$75,149
Net realized losses on securities, futures contracts and foreign currency related transactions	(4,812,889)	(199,110)
Net change in unrealized gains or losses on securities and foreign currency related transactions	1,405,676	(131,239)

Net decrease in net assets resulting from operations	(3,275,049)	(255,200)

Distributions to shareholders from
Net investment income	(145,953)	(42,946)
Net realized gains	0	(265,192)
Total distributions to shareholders	(145,953)	(308,138)
Capital share transactions
Proceeds from shares sold	1,379,877	5,462,842
Payment for shares redeemed	(2,685,640)	(225,103)
Net asset value of shares issued in reinvestment of distributions	145,953	308,138
Net asset value of shares issued in acquisition	22,684,279	0

Net increase in net assets resulting from capital share transactions	21,524,469	5,545,877

Total increase in net assets	18,103,467	4,982,539
Net assets
Beginning of period	8,764,458	3,781,919

End of period	$26,867,925	$8,764,458

Undistributed (overdistributed) net investment income	$(17,642)	$11,583

Other Information:
Share increase (decrease)
Shares sold	133,748	456,226
Shares redeemed	(284,501)	(19,508)
Shares issued in reinvestment of distributions	15,899	26,689
Shares issued in acquisition	2,244,301	0

Net increase in shares	2,109,447	463,407

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA International Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements (continued)

D. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers, wash sale loss deferrals and passive foreign investment companies assumed as a result of acquisitions.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.66% and declining to 0.36% per annum as net assets increase, to the average daily net assets of the Fund.

During the year ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $101,162. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.63%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements (continued)

4. ACQUISITION

Effective on the close of business on August 3, 2001, Evergreen VA International Growth Fund acquired substantially all the assets and assumed certain liabilities of Evergreen VA Perpetual International Growth Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 1,790,350 shares of Evergreen VA Perpetual International Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $2,694,361. The aggregate net assets of Evergreen VA International Growth Fund and Evergreen VA Perpetual International Growth Fund immediately prior to the acquisition were $8,070,094 and $22,684,279, respectively. The aggregate net assets of Evergreen VA International Growth Fund immediately after the acquisition were $30,754,373.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $27,586,096 and $27,711,712, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $27,435,746. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,358,778 and $2,155,409, respectively, with a net unrealized depreciation of $796,631.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $1,479,402 and $4,779,223, expiring in 2008 and 2009, respectively. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions.

For income tax purposes, capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October capital and currency losses of $262,435 and $13,819, respectively.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $969 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.01%.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements (continued)

9. CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

10. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements

Board of Trustees and Shareholders
Evergreen VA International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA International Growth Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA International Growth Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 2.17% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

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Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560861 12/01